Exhibit 25.1


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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(b)(2)        |__|
                          ___________________________



                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, New York                       10286
(Address of principal executive offices)                  (Zip code)

                          ___________________________



                        PSE&G TRANSITION FUNDING II LLC
              (Exact name of obligor as specified in its charter)

Delaware                                                  22-3672053
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

80 Park Plaza, Newark, New Jersey                         07102
(Address of principal executive offices)                  (Zip code)

                          ___________________________



                        PSE&G TRANSITION FUNDING II LLC
                      BGS TRANSITION BONDS, SERIES 2005-1
                      (Title of the indenture securities)

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

1. General information. Furnish the following information as to the Trustee:
   -------------------

(a) Name and address of each examining or supervising authority to which it is subject.


                                  Name                                                       Address
Superintendent of Banks of the State of New York                      One State Street, New York, NY  10004-1417, and
                                                                      Albany, NY  12223
Federal Reserve Bank of New York                                      33 Liberty Plaza, New York, NY  10045
Federal Deposit Insurance Corporation                                 Washington, DC  20429
New York Clearing House Association                                   New York, New York   10005


(b) Whether it is authorized to exercise corporate trust powers.

Yes.

2. Affiliations with Obligor.
   -------------------------

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16. List of Exhibits.
    ----------------

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of August, 2005.


                                      THE BANK OF NEW YORK

                                      By:      /s/ Catherine Cerilles
                                           -------------------------------------
                                           Name:   CATHERINE CERILLES
                                           Title:  ASSISTANT VICE PRESIDENT

                                                                     EXHIBIT 7

                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                   Dollar Amounts
                                                                                    In Thousands
ASSETS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin                             $ 2,292,000
     Interest-bearing balances                                                        7,233,000
Securities:
     Held-to-maturity securities                                                      1,831,000
     Available-for-sale securities                                                   21,039,000
     Federal funds sold in domestic offices                                           1,965,000
     Securities purchased under agreements to resell                                    379,000
Loans and lease financing receivables:
     Loans and leases held for sale                                                      35,000
     Loans and leases, net of unearned income                                        31,461,000
     LESS: Allowance for loan and lease losses                                          579,000
     Loans and leases, net of unearned income and allowance                          30,882,000
Trading Assets                                                                        4,656,000
Premises and fixed assets (including capitalized leases)                                832,000
Other real estate owned                                                                       0
Investments in unconsolidated subsidiaries and associated companies                     269,000
Customers' liability to this bank on acceptances outstanding                             54,000
Intangible assets:
     Goodwill                                                                         2,042,000
     Other intangible assets                                                            740,000
Other assets                                                                          5,867,000
                                                                                    -----------

Total assets                                                                        $80,116,000
                                                                                    ===========






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                                                                                   Dollar Amounts
                                                                                    In Thousands
LIABILITIES

Deposits:
     In domestic offices                                                            $34,241,000
     Noninterest-bearing                                                             15,330,000
     Interest-bearing                                                                18,911.000
     In foreign offices, Edge and Agreement subsidiaries, and IBFs                   25,464,000
     Noninterest-bearing                                                                548,000
     Interest-bearing                                                                24,916,000
Federal funds purchased and securities sold under agreements to repurchase
     Federal funds purchased in domestic offices                                        735,000
     Securities sold under agreements to repurchase                                     121,000
Trading liabilities                                                                   2,780,000
Other borrowed money:
      (includes mortgage indebtedness and obligations
     under capitalized leases)                                                        1,560,000
Not applicable
Bank's liability on acceptances executed and outstanding                                 55,000
Subordinated notes and debentures                                                     1,440,000
Other liabilities                                                                     5,803,000
                                                                                    -----------
Total liabilities                                                                   $72,199,000
                                                                                    ===========

Minority interest in consolidated subsidiaries                                          141,000

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                       $         0
Common stock                                                                          1,135,000
Surplus (exclude all surplus related to preferred stock)                              2,088,000
Retained earnings                                                                     4,643,000
Accumulated other comprehensive income                                                  -90,000
Other equity capital components                                                               0
Total equity capital                                                                   7,776,00
                                                                                    -----------
Total liabilities, minority interest, and equity capital                            $80,116,000
                                                                                    ===========


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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                   Directors
Alan R. Griffith